UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 1, 2007


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


             3151 EAST WASHINGTON BOULEVARD
                LOS ANGELES, CALIFORNIA                           90023
         (Address of Principal Executive Offices)              (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

         This Amendment No. 1 to Current Report on Form 8-K/A, amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2007 (the "Original Filing"), to correct an error in the Original Filing. In the Original Filing, Gerard Guez was incorrectly identified as Interim Chief Financial Officer. Mr. Guez serves as Interim Chief Executive Officer.

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On  November  1,  2007,  the  Compensation  Committee  of the  Board of
Directors of Tarrant Apparel Group approved an increase in the base salary payable to Gerard Guez, the Corporation's Interim Chief Executive Officer, from $52,000 to $750,000, effective retroactively as of January 1, 2007. The Committee also approved the payment to Mr. Guez of $581,667, representing the increase in base salary for the first ten months of 2007.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TARRANT APPAREL GROUP



Date:    November 8, 2007              By:           /S/ DAVID BURKE
                                            ------------------------------------
                                            David Burke, Chief Financial Officer


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